UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22056

John Hancock Tax-Advantaged Global Shareholder Yield Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Tax-Advantaged Global Shareholder Yield Fund

Ticker: HTY
Semiannual report 4/30/18

A message to shareholders

Dear shareholder,

Financial markets around the world experienced a meaningful rise in volatility in the last half of the reporting period. Stocks in developed international markets hit a rough patch after macroeconomic data began to suggest that the growth many investors were hoping for may not be as robust as early indications had suggested, but advanced for the period nonetheless. Many emerging markets advanced overall, thanks in large part to a weaker U.S. dollar and continued economic improvement in developing markets.

One of the challenges investors will face in the coming months is navigating the continued normalization of monetary policy. Stronger economies will continue to prompt global central banks to dial back the stimulus they had injected into the financial system in the years following the financial crisis, and this less-accommodative stance may represent an adjustment for many markets.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Tax-Advantaged Global Shareholder Yield Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
13	Financial statements
16	Financial highlights
17	Notes to financial statements
23	Additional information
23	Shareholder meeting
24	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide total return consisting of a high level of current income and gains and long-term capital appreciation. The fund will seek to achieve favorable after-tax returns for shareholders by seeking to minimize the U.S. federal income tax consequences on income and gains generated by the fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/18 (%)

The MSCI World Index is a free float-adjusted capitalization-weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund's most recent performance can be found at jhinvestment.com or by calling 800-852-0218.

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Volatility limited equity gains

A sharp increase in volatility tied to rising interest rates slowed a streak of positive momentum for global equities, limiting returns in most markets.

Continued weakness in income sectors impacted performance

The fund had a negative return and underperformed a comparative index, the MSCI World Index, due to stock selection and above index exposure to the dividend-oriented utilities, consumer staples, and telecommunication services sectors.

Energy stocks were a bright spot

The fund's energy holdings performed strongly, boosted by rising crude oil prices.

SECTOR COMPOSITION AS OF 4/30/18 (%)

A note about risks

As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. For the fiscal year ended October 31, 2017, the fund's aggregate distributions included a return of capital of $0.54 per share, or 55% of aggregate distributions, which may increase the potential tax gain or decrease the potential tax loss of a subsequent sale of shares of the fund. See the financial highlights and notes to the financial statements for details of the return of capital and risks associated with distributions made by the fund. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund securities may negatively impact performance. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Focusing on a particular industry or sector may increase the fund's volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those industries or sectors. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment.

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       3

Discussion of fund performance

An interview with Portfolio Manager Kera Van Valen, CFA, Epoch Investment Partners, Inc.

Kera Van Valen, CFA
Portfolio Manager
Epoch Investment Partners, Inc.

What factors affected global equity markets during the six months ended April 30, 2018?

Global equities maintained their positive momentum through the first half of the reporting period before rising risks caused an increase in volatility and downward pressure on security prices. A rapid upward move in interest rates, spurred by fears of inflation in the United States, incited the first correction for the S&P 500 Index in more than two years, yet the index still managed a gain for the reporting period. Volatility remained elevated as U.S. President Donald Trump introduced tariffs as well as certain trade sanctions against China, sparking concern about a global trade war. The fund's comparative index, the MSCI World Index, managed to gain 3.40%, with economically sensitive consumer discretionary and energy stocks outperforming while more defensive and income-oriented utilities, consumer staples, and telecommunication services companies lagged the market. Within the MSCI World Index, Japan and the United Kingdom delivered the strongest returns on a regional basis, with Continental Europe slightly underperforming.

Global economic growth remained generally healthy during the period. Global Purchasing Managers' Index readings on manufacturing signaled expansion while low unemployment in the United States, Europe, and Japan provided opportunity for more consumer spending. The U.S. Federal Reserve raised interest rates twice during the period and remained on course for a measured pace of future increases to combat rising inflation. The European Central Bank signaled it was preparing to pull back on its crisis-era stimulus program faster than anticipated. Currencies ended mixed, as the euro strengthened against the U.S. dollar while the yen declined. Crude oil prices rose about 15% as rising energy demand and supply constraints brought the oil market closer to equilibrium.

How did the fund respond to these market conditions?

Robust global growth and rising commodity prices again favored more cyclically oriented companies over the yield-oriented companies we target, leading the fund to post a loss at both NAV and at market and underperform a comparative index.

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       4

Both stock selection and asset allocation detracted from relative performance. Stock selection and overweights in the consumer staples, utilities, and telecommunication services sectors hurt performance the most. Stock selection in the financials sector and an underweight to the consumer discretionary sector also weighed on relative results. Meanwhile, stock selection in the healthcare sector and an overweight to energy were the primary contributors for the period. From a regional perspective, stock selection in the United States and United Kingdom hurt relative performance.

What were the main areas of weakness?

Tobacco stocks Philip Morris International, Inc. and Altria Group, Inc. were among the detractors from returns. These stocks are susceptible to occasional bouts of volatility caused by headlines on potential regulatory changes. Such was the case during the period with comments from the FDA on reducing nicotine levels, which we think is unlikely in the near term. As a group, these companies have pricing power, cost discipline, and growing cash flows, which are consistently returned to shareholders via dividends and share repurchases.

A new position in software and information technology firm Micro Focus International PLC was also a detractor. Micro Focus faced a number of obstacles with last year's acquisition of the software business of Hewlett Packard Enterprise (not held by the fund). With new management in place and a plan to tackle these issues, we believe the HPE integration will prove successful in growing cash flow per share, driving leverage down,and allowing the company to progressively raise its dividend over the long term.

Which holdings contributed the most to performance?

U.S. networking equipment maker Cisco Systems, Inc. was among the leading contributors. A strong product refresh and the large uptake of its intent-based networking switch, the Catalyst 9000,

TOP 10 COUNTRIES AS OF 4/30/18 (%)

United States	41.7
United Kingdom	16.0
Germany	10.9
France	7.6
Canada	5.6
Switzerland	3.5
Italy	3.5
Australia	2.2
Norway	2.1
Netherlands	2.0
TOTAL	95.1
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       5

returned Cisco to organic growth and drove shares higher. The company has a policy of returning in excess of 50% of cash generated through a progressive dividend and share repurchases.

Regal Entertainment Group, which operates a chain of movie theaters in the United States with over 7,000 screens, was a strong performer following the announcement that it had agreed to be acquired for cash by Cineworld Group. We subsequently closed the position. Integrated oil companies Statoil ASA of Norway, France's Total SA and U.S.-based Occidental Petroleum Corp. were also contributors, lifted by rising crude oil prices and the potential for increased non-OPEC international production.

How was the fund positioned at the end of the period?

We continue to invest the fund in companies that have proven they can increase their free cash flow and that have a disciplined approach to allocating excess cash in a manner beneficial to shareholders. Changes to the portfolio included the addition of Lloyds Banking Group PLC, one of the largest banks in the U.K. with a focus on consumer lending and business lending to small and medium enterprises, insurance and wealth management. It has a robust regulatory capital position and organically generates significant capital each year which funds an attractive, growing dividend. We also initiated a position in Italian life and property/casualty insurer Assicurazioni Generali SpA. Growth is driven by economic expansion in its core European markets as well as expansion into new markets in Central/Eastern Europe and Asia. Generali pays an attractive, historically growing dividend that is supported by a strong regulatory capital position and consistently high return on equity.

We closed our position in Sky PLC, the largest pay-TV provider in the United Kingdom and Ireland. Shares of Sky rose on a deal by The Walt Disney Company to acquire almost all of 21st Century Fox's assets, including its current 60.9% stake in Sky (neither Disney nor Fox were held by the fund). With

TOP 10 HOLDINGS AS OF 4/30/18 (%)

Muenchener Rueckversicherungs-Gesellschaft AG	3.1
TOTAL SA	2.0
Royal Dutch Shell PLC, ADR, Class A	2.0
Vodafone Group PLC	2.0
Deutsche Post AG	2.0
GlaxoSmithKline PLC	1.9
Verizon Communications, Inc.	1.7
AstraZeneca PLC, ADR	1.7
Texas Instruments, Inc.	1.7
AXA SA	1.7
TOTAL	19.8
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       6

a compressed yield, we chose to exit the position and reallocated proceeds to higher-yielding stocks.

The fund increased its overweight positions in consumer staples and energy and its underweight positions in industrials and information technology. The fund remained overweight in the United Kingdom and Europe, home to many large multi-national companies with strong dividend-paying histories. Sector and country weights are an outcome of the bottom-up fundamental investment process.

The fund has a call writing program as part of its strategy. Call writing should protect the portfolio in a downward trending markets as well as contribute to income. During the period, call writing detracted from performance.

Although the fund lowered its distribution rate in 2017, we still expect a return of capital for the current fiscal year.

MANAGED BY

William W. Priest, CFA, Epoch On the fund since inception Investing since 1965
John Tobin, Ph.D., CFA, Epoch On the fund since 2014 Investing since 1981
Kera Van Valen, CFA, Epoch On the fund since 2014 Investing since 2001
Michael A. Welhoelter, CFA, Epoch On the fund since inception Investing since 1986
Gregory McMurran, Analytic Investors On the fund since inception Investing since 1976
Dennis Bein, CFA, Analytic Investors On the fund since inception Investing since 1992
Harindra de Silva, Ph.D., CFA, Analytic Investors On the fund since inception Investing since 1988
Megan N. Miller, CFA, Analytic Investors On the fund since 2018 Investing since 2008

The views expressed in this report are exclusively those of Kera Van Valen, CFA, Epoch Investment Partners, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       7

Fund’s investments
AS OF 4-30-18 (unaudited)
	Shares	Value
Common stocks 96.6%		$87,846,703
(Cost $89,125,594)
Australia 2.2%		2,021,089
Commonwealth Bank of Australia	11,800	635,364
Sonic Healthcare, Ltd.	32,700	579,779
Westpac Banking Corp.	37,520	805,946
Canada 5.6%		5,093,481
BCE, Inc.	36,400	1,544,792
Nutrien, Ltd.	12,123	551,960
Pembina Pipeline Corp.	20,167	642,259
Rogers Communications, Inc., Class B	20,300	958,280
Royal Bank of Canada	8,524	648,221
TELUS Corp.	20,900	747,969
France 7.6%		6,864,897
AXA SA	54,200	1,550,046
Cie Generale des Etablissements Michelin SCA	5,100	717,177
Sanofi	9,000	711,560
SCOR SE	30,600	1,240,924
TOTAL SA	29,519	1,855,319
Vinci SA	7,900	789,871
Germany 10.9%		9,910,661
Allianz SE	5,900	1,395,490
BASF SE	10,200	1,061,243
Daimler AG	11,800	927,693
Deutsche Post AG	41,100	1,783,921
Deutsche Telekom AG	74,700	1,307,520
Muenchener Rueckversicherungs-Gesellschaft AG	12,500	2,860,777
Siemens AG	4,520	574,017
Italy 3.5%		3,178,919
Assicurazioni Generali SpA	30,071	606,801
Snam SpA	215,207	1,033,225
Terna Rete Elettrica Nazionale SpA	256,400	1,538,893
Netherlands 2.0%		1,831,240
Royal Dutch Shell PLC, ADR, Class A (A)	26,198	1,831,240
Norway 2.1%		1,882,636
Orkla ASA	79,300	733,936
Statoil ASA	44,919	1,148,700
Singapore 1.1%		1,005,589
Singapore Exchange, Ltd.	87,700	508,574
Singapore Telecommunications, Ltd.	186,900	497,015
8	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Spain 1.8%		$1,619,729
Gas Natural SDG SA	28,900	728,500
Red Electrica Corp. SA	42,785	891,229
Sweden 0.6%		539,635
Svenska Handelsbanken AB, A Shares	48,388	539,635
Switzerland 3.5%		3,185,537
Nestle SA	10,700	828,930
Novartis AG	10,390	799,763
Roche Holding AG	3,553	789,432
Swisscom AG	1,600	767,412
Taiwan 0.5%		491,237
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	12,776	491,237
United Kingdom 16.0%		14,550,737
AstraZeneca PLC, ADR (A)	44,331	1,575,080
BAE Systems PLC	139,300	1,168,757
British American Tobacco PLC	19,000	1,042,102
British American Tobacco PLC, ADR	9,346	510,479
Diageo PLC	15,100	538,687
GlaxoSmithKline PLC	85,900	1,722,910
Imperial Brands PLC	41,977	1,501,921
Lloyds Banking Group PLC	1,450,720	1,286,711
Micro Focus International PLC	20,979	361,743
National Grid PLC	113,250	1,310,296
SSE PLC	40,200	762,939
Unilever PLC	17,200	964,783
Vodafone Group PLC	618,300	1,804,329
United States 39.2%		35,671,316
AbbVie, Inc.	6,100	588,955
Altria Group, Inc. (A)	25,100	1,408,361
Ameren Corp. (A)	11,100	650,682
American Electric Power Company, Inc. (A)	10,000	699,800
Arthur J. Gallagher & Company (A)	7,800	545,922
AT&T, Inc. (A)	41,923	1,370,882
BlackRock, Inc. (A)	1,100	573,650
CenturyLink, Inc. (A)	28,400	527,672
Cisco Systems, Inc. (A)	27,625	1,223,511
CME Group, Inc. (A)	3,298	520,029
Dominion Energy, Inc. (A)	15,199	1,011,645
DowDuPont, Inc.	9,800	619,752
Duke Energy Corp. (A)	18,400	1,474,944
Eaton Corp. PLC	10,130	760,056
Emerson Electric Company (A)	9,920	658,787
Entergy Corp. (A)	13,500	1,101,465
Exxon Mobil Corp. (A)	12,300	956,325
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	9

	Shares	Value
United States (continued)
FirstEnergy Corp.	19,972	$687,037
Intel Corp.	15,031	775,900
Johnson & Johnson (A)	4,925	622,963
Kimberly-Clark Corp. (A)	6,900	714,426
Las Vegas Sands Corp.	9,336	684,609
Leggett & Platt, Inc.	13,277	538,382
Lockheed Martin Corp. (A)	2,000	641,680
McDonald's Corp. (A)	4,500	753,480
Merck & Company, Inc. (A)	10,800	635,796
MetLife, Inc. (A)	16,934	807,244
Microsoft Corp. (A)	7,000	654,640
Occidental Petroleum Corp. (A)	15,900	1,228,434
People's United Financial, Inc. (A)	56,600	1,035,214
PepsiCo, Inc.	5,000	504,700
Pfizer, Inc. (A)	34,875	1,276,774
Philip Morris International, Inc. (A)	13,900	1,139,800
PPL Corp. (A)	32,500	945,750
QUALCOMM, Inc. (A)	11,700	596,817
Texas Instruments, Inc. (A)	15,500	1,572,165
The Coca-Cola Company (A)	11,200	483,952
The Procter & Gamble Company (A)	7,500	542,550
The Southern Company	14,200	654,904
United Parcel Service, Inc., Class B	6,995	793,933
Verizon Communications, Inc. (A)	31,925	1,575,499
WEC Energy Group, Inc. (A)	10,200	655,656
Wells Fargo & Company	8,787	456,573

	Yield (%)	Shares	Value
Short-term investments 2.5%			$2,257,833
(Cost $2,257,833)
Money market funds 1.5%			1,316,833
State Street Institutional Treasury Money Market Fund, Premier Class	1.5926(B)	1,316,833	1,316,833

	Par value^	Value
Repurchase agreement 1.0%		941,000

Repurchase Agreement with State Street Corp. dated 4-30-18 at 0.740% to be repurchased at $941,019 on 5-1-18, collateralized by $1,000,000 U.S. Treasury Notes, 2.125% due 2-29-24 (valued at $963,812, including interest)	941,000	941,000
Total investments (Cost $91,383,427) 99.1%		$90,104,536
Other assets and liabilities, net 0.9%		777,958
Total net assets 100.0%		$90,882,494

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
10	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	A portion of this security is segregated as collateral for options. Total collateral value at 4-30-18 was $25,610,658
(B)	The rate shown is the annualized seven-day yield as of 4-30-18.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	11

DERIVATIVES
WRITTEN OPTIONS
Options on index
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
Exchange-traded	Dow Jones Industrial Average Index	USD	263.00	Jun 2018	375	37,500	$11,059	$(4,312)
Exchange-traded	Philadelphia Stock Exchange Utility Sector Index	USD	690.00	Jun 2018	25	2,500	4,349	(6,250)
Exchange-traded	S&P 100 Index	USD	1,180.00	Jul 2018	108	10,800	297,792	(222,480)
Exchange-traded	S&P 500 Index	USD	2,660.00	May 2018	10	1,000	25,692	(12,050)
Exchange-traded	S&P 500 Index	USD	2,730.00	May 2018	10	1,000	12,792	(3,900)
Exchange-traded	S&P 500 Index	USD	2,725.00	May 2018	10	1,000	13,292	(7,200)
Exchange-traded	S&P 500 Index	USD	2,755.00	Jun 2018	34	3,400	259,393	(32,470)
							$624,369	$(288,662)

Derivatives Currency Abbreviations
USD	U.S. Dollar
At 4-30-18, the aggregate cost of investments for federal income tax purposes was $102,305,763. Net unrealized depreciation aggregated to $12,489,889, of which $3,223,577 related to gross unrealized appreciation and $15,713,466 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
12	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-18 (unaudited)

Assets
Investments, at value (Cost $91,383,427)	$90,104,536
Cash	125,970
Foreign currency, at value (Cost $153,350)	152,655
Dividends and interest receivable	774,918
Other receivables and prepaid expenses	72,672
Total assets	91,230,751
Liabilities
Written options, at value (premium received $624,369)	288,662
Payable for investments purchased	150
Payable to affiliates
Accounting and legal services fees	10,363
Trustees' fees	290
Other liabilities and accrued expenses	48,792
Total liabilities	348,257
Net assets	$90,882,494
Net assets consist of
Paid-in capital	$115,719,244
Accumulated distributions in excess of net investment income	(2,469,444)
Accumulated net realized gain (loss) on investments, options written and foreign currency transactions	(21,426,255)
Net unrealized appreciation (depreciation) on investments, options written and translation of assets and liabilities in foreign currencies	(941,051)
Net assets	$90,882,494

Net asset value per share
Based on 11,039,479 shares of beneficial interest outstanding — unlimited number of shares authorized with $0.01 par value	$8.23

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       13

STATEMENT OF OPERATIONS  For the six months ended 4-30-18 (unaudited)

Investment income
Dividends	$3,171,566
Interest	7,677
Less foreign taxes withheld	(194,079)
Total investment income	2,985,164
Expenses
Investment management fees	449,067
Accounting and legal services fees	10,374
Transfer agent fees	11,428
Trustees' fees	22,660
Printing and postage	36,205
Professional fees	42,498
Custodian fees	12,114
Stock exchange listing fees	15,393
Other	3,843
Total expenses	603,582
Less expense reductions	(4,039)
Net expenses	599,543
Net investment income	2,385,621
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	133,912
Capital gain distributions received from unaffiliated investments	51
Written options	(1,630,568)
(1,496,605)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(3,886,927)
Written options	530,046
(3,356,881)
Net realized and unrealized loss	(4,853,486)
Decrease in net assets from operations	($2,467,865)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       14

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-18	Year ended 10-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$2,385,621	$4,818,369
Net realized gain (loss)	(1,496,605)	847,902
Change in net unrealized appreciation (depreciation)	(3,356,881)	6,419,640
Increase (decrease) in net assets resulting from operations	(2,467,865)	12,085,911
Distributions to shareholders
From net investment income	(4,855,065)[1]	(4,813,101)
From tax return of capital	—	(5,984,711)
Total distributions	(4,855,065)	(10,797,812)
From fund share transactions
Issued in shelf offering	—	655,193
Issued pursuant to Dividend Reinvestment Plan	44,362	227,035
Total from Fund share transactions	44,362	882,228
Total increase (decrease)	(7,278,568)	2,170,327
Net assets
Beginning of period	98,161,062	95,990,735
End of period	$90,882,494	$98,161,062
Accumulated distributions in excess of net investment income	($2,469,444)	—
Share activity
Shares outstanding
Beginning of period	11,034,238	10,943,329
Issued in shelf offering	—	65,747
Issued pursuant to Dividend Reinvestment Plan	5,241	25,162
End of period	11,039,479	11,034,238

1 A portion of the distributions may be deemed a tax return of capital at the fiscal year end.

SEE NOTES TO FINANCIAL STATEMENTS
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Financial highlights

COMMON SHARES Period Ended	4-30-18[1]		10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$8.90		$8.77	$10.07	$11.44	$12.25	$11.86
Net investment income[2]	0.22		0.44	0.52	0.64	0.80	0.54
Net realized and unrealized gain (loss) on investments	(0.45)		0.66	(0.57)	(0.75)	(0.36)	1.12
Total from investment operations	(0.23)		1.10	(0.05)	(0.11)	0.44	1.66
Less distributions to common shareholders
From net investment income	(0.44	) [3]	(0.44)	(0.52)	(0.75)	(1.28)	(0.79)
From tax return of capital	—		(0.54)	(0.76)	(0.53)	—	(0.49)
Total distributions	(0.44)		(0.98)	(1.28)	(1.28)	(1.28)	(1.28)
Anti-dilutive impact of shelf offering	—		0.01	0.03	0.02	0.03	0.01
Net asset value, end of period	$8.23		$8.90	$8.77	$10.07	$11.44	$12.25
Per share market value, end of period	$8.46		$8.97	$10.35	$9.51	$12.59	$12.64
Total return at net asset value (%)[4,5]	(2.76	) [6]	12.95	(1.28)	(0.65)	3.65	15.01
Total return at market value (%)[4]	(0.82	) [6]	(3.54)	23.37	(14.74)	10.55	13.78
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$91		$98	$96	$106	$117	$120
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	[7]	1.32	1.32	1.27	1.32	1.37
Expenses including reductions	1.27	[7]	1.31	1.32	1.26	1.32	1.37
Net investment income	5.05	[7]	4.96	5.60	6.01	6.60	4.52
Portfolio turnover (%)	102		220	253	261	228	126

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
[4]	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

In 2012, 2015 and 2018, the fund filed registration statements with the Securities and Exchange Commission (SEC), registering an additional 1,200,000, 1,500,000 and 1,000,000 common shares, respectively, through equity shelf offering programs. Under these programs, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund's net asset value (NAV) per common share.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       17

securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of April 30, 2018, by major security category or type:

	Total value at 4-30-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$2,021,089	—	$2,021,089	—
Canada	5,093,481	$5,093,481	—	—
France	6,864,897	—	6,864,897	—
Germany	9,910,661	—	9,910,661	—
Italy	3,178,919	—	3,178,919	—
Netherlands	1,831,240	1,831,240	—	—
Norway	1,882,636	—	1,882,636	—
Singapore	1,005,589	—	1,005,589	—
Spain	1,619,729	—	1,619,729	—
Sweden	539,635	—	539,635	—
Switzerland	3,185,537	—	3,185,537	—
Taiwan	491,237	491,237	—	—
United Kingdom	14,550,737	2,085,559	12,465,178	—
United States	35,671,316	35,671,316	—	—
Short-term investments	2,257,833	1,316,833	941,000	—
Total investments in securities	$90,104,536	$46,489,666	$43,614,870	—
Derivatives:
Liabilities
Written options	$(288,662)	$(288,662)	—	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

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Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. Estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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For federal income tax purposes, as of October 31, 2017, the fund has a capital loss carryforward of $8,577,283 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of October 31, 2017:

Capital loss carryforward expiring October 31	No expiration date
2018	Long term
$2,739,851	$5,837,432

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, expiration of capital loss carryforwards and derivative transactions.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain options are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member. Securities pledged by the fund for exchange-traded transactions, if any, are identified in the Fund's investments.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

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When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended April 30, 2018, the fund wrote option contracts to hedge against changes in securities markets and to generate potential income. The fund held written options contracts with market values ranging from $289,000 to $552,000, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at April 30, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Written options, at value	Written options	—	($288,662)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Written options
Equity	($1,630,568)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Written options
Equity	$530,046

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering. The Advisor and the Distributor are indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

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Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to 0.95% of the fund's average daily managed assets. The Advisor has a subadvisory agreement with Epoch Investment Partners, Inc. and a subadvisory agreement with Analytic Investors, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2018, this waiver amounted to 0.01% of the fund's average daily managed assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $4,039 for the six months ended April 30, 2018.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2018 were equivalent to a net annual effective rate of 0.94% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended April 30, 2018 amounted to an annual rate of 0.02% of the fund's average daily managed assets.

Distributor. The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1.00% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the six months ended April 30, 2018, there were no compensation to the Distributor. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub placement agent.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in common shares for the six months ended April 30, 2018 and the year ended October 31, 2017 are presented on the Statements of changes in net assets. Proceeds received in connection with the shelf offering are net of commissions and offering costs. Total offering costs of $207,613 have been prepaid by the fund. These costs are deducted from proceeds as shares are issued. As of April 30, 2018, $160,763 has been deducted from proceeds of shares issued and the remaining $46,850 is included in Other receivables and prepaid expenses on the Statement of assets and liabilities.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $95,064,428 and $99,553,310, respectively, for the six months ended April 30, 2018.

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ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a diversified, closed-end management investment company, common shares of which were initially offered to the public in 2007. The fund's investment objective is to provide total return consisting of a high level of current income and gains and long term capital appreciation. In pursuing its investment objective of total return, the fund will seek to emphasize high current income. The fund will seek to achieve favorable after-tax returns for its shareholders by seeking to minimize the U.S. federal income tax consequences on income and gains generated by the fund. Under normal market conditions, the fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying securities of issuers located throughout the world. The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy. The fund also intends to write (sell) call options on a variety of both U.S. and non-U.S. broad-based indices.

Dividends and distributions

During the six months ended April 30, 2018, distributions from net investment income totaling $0.4400 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment Date	Income Distributions*
December 29, 2017	$0.2200
March 29, 2018	0.2200
Total	$0.4400

* A portion of the distributions may be deemed a tax return of capital at the fiscal year end.

Shareholder meeting

The fund held its Annual Meeting of Shareholders on Friday, February 2, 2018. The following proposal was considered by the shareholders:

Proposal: To elect one (1) Trustees (Andrew G. Arnott) to serve for a one-year term ending at the 2019 Annual Meeting of Shareholders. To elect four (4) Trustees (Charles L. Bardelis, Peter S. Burgess, Theron S. Hoffman, and Warren A. Thomson) to serve for a three-year term ending at the 2021 Annual Meeting of Shareholders.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Charles L. Bardelis	9,147,248.000	270,865.000
Peter S. Burgess	9,141,104.000	277,009.000
Theron S. Hoffman	9,139,486.000	278,627.000
Non-Independent Trustee
Andrew G. Arnott	9,144,116.000	273,997.000
Warren A. Thomson	9,149,141.000	268,972.000

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: James R. Boyle, William H. Cunningham, Grace K. Fey, Theron S. Hoffman, Deborah C. Jackson, Hassell H. McClellan, James M. Oates, Steven R. Pruchansky, and Gregory A. Russo.

SEMIANNUAL REPORT   |   JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND       23

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

Epoch Investment Partners, Inc.
Analytic Investors, LLC

Distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: HTY

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

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John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport Long/Short

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF450501	P14SA 4/18 6/18

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

N/A

ITEM 13. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Global Shareholder Yield Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 18, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	June 18, 2018